QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.2

RECKSON OPERATING PARTNERSHIP, L. P.

Certification of Gregory F. Hughes, Treasurer of Wyoming Acquisition GP LLC,
the sole general partner of the Registrant, pursuant to Section 1350 of
Chapter 63 of Title 18 of the United States Code

        I, Gregory F.Hughes, Treasurer and of Wyoming Acquisition GP LLC, the sole general partner of Reckson Operating Partnership, L. P. (the "Company"), certify pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1)
The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By	/s/ GREGORY F. HUGHES Gregory F. Hughes Treasurer of Wyoming Acquisition GP LLC, the sole general partner of the Registrant

Dated: February 16, 2010

QuickLinks

  Exhibit 32.2